UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2026

iShares® Bitcoin Premium Income ETF
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-292938 (Commission File Number)	35-2936434 (I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC
400 Howard Street
San Francisco, California 94105
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	BITA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

Premium Distribution

On July 1, 2026, iShares Delaware Trust Sponsor LLC (the "Sponsor") declared that the iShares Bitcoin Premium Income ETF (the "Trust") will make its first cash distribution in an aggregate amount of $457,924.72 (the "Distribution") to Shareholders of record on July 2, 2026. The Distribution will be paid on July 8, 2026. Shares are expected to begin trading ex-dividend on July 2, 2026.

The Distribution represents the premiums or other income received with respect to the Trust’s assets during the period beginning when the Trust started writing options (i.e., June 9, 2026) through June 30, 2026.

Ongoing Distributions

The Trust intends to make cash distributions to Shareholders on a monthly basis from the premiums or other income received with respect to the Trust’s assets. Such distributions are subject to the Sponsor's approval and its continuing determination that such distributions are in the best interests of the Trust and its Shareholders. The amount of any distribution will depend on the amount of premium or other income received by the Trust, applicable legal and regulatory requirements, and the Trust's operational and liquidity needs. There can be no assurance that the Trust will declare or pay distributions in any particular amount or at any particular frequency, or at all.

Information regarding the Trust’s distribution schedule, including expected distribution dates and related record dates, is available on the iShares product page for the Trust at www.ishares.com. Shareholders are advised to consult with their tax advisors as to the tax consequences of the Distribution and any future distributions.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Trust's Registration Statement on Form S-1, as amended and supplemented from time to time by the Trust's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2026

iShares® Bitcoin Premium Income ETF*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Bryan Bowers
Name: Bryan Bowers Title: Director and Chief Financial Officer

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the Sponsor of the Trust.